Execution Version AMENDMENT TO CREDIT AGREEMENT Amendment to Credit Agreement (this “Amendment”), dated as of April 7, 2021, by and among Progress Software Corporation, a Delaware corporation (the “Borrower”), the Lenders listed on the signature pages hereof, and JPMorgan Chase Bank, N.A., as the Agent (as defined below). WHEREAS, reference is hereby made to that certain Amended and Restated Credit Agreement, dated as of November 20, 2017 (as amended and restated by that certain Second Amended and Restated Credit Agreement, dated as of April 30, 2019, and as further amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”; and the Credit Agreement, as amended by this Amendment and as further amended, restated, supplemented or otherwise modified from time to time, the “Amended Credit Agreement”), among the Borrower, the Lenders listed on the signature pages thereof, and JPMorgan Chase Bank, N.A., as administrative agent (the “Agent”); and WHEREAS, consistent with Section 9.02 of the Credit Agreement, the Borrower and the Required Lenders desire to amend the Credit Agreement on the terms and subject to the conditions set forth herein. NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and for other valuable considerations, the parties hereto agree as follows: Section 1. Definitions. Each capitalized term used herein and not otherwise defined in this Amendment shall be defined in accordance with the Credit Agreement. Section 2. Amendments to Credit Agreement. Each of the parties hereto agrees that, effective on the Amendment Effective Date (defined below), the Credit Agreement shall be amended as follows: 2.1 Section 1.01 of the Credit Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical order: “Bond Hedge” means any call or capped call option (or substantively equivalent derivative transaction) relating to the Borrower’s Equity Interests purchased by the Borrower in connection with the issuance of any Convertible Notes and settled in Equity Interests of the Borrower, cash and/or a combination of cash and Equity Interests of the Borrower (such amount of cash determined by reference to the price of the Borrower’s Equity Interests), and cash in lieu of fractional shares so long as the purchase price for such Bond Hedge, after deducting the amount of any premium received by the Borrower under any Warrants, does not exceed the net proceeds received by the Borrower from the sale of such Convertible Notes issued in connection therewith. “Convertible Notes” means unsecured convertible securities of the Borrower which are convertible into Equity Interests of the Borrower, cash and/or a combination of cash and Equity Interests of the Borrower. “Payment” has the meaning assigned to it in Section 8.06(c). “Payment Notice” has the meaning assigned to it in Section 8.06(c). “Warrants” means any call option, warrant or right to purchase (or substantively equivalent derivative transaction) relating to the Borrower’s Equity Interests sold by the Borrower substantially concurrently with any purchase by the Borrower of a Bond Hedge and settled in Equity Interests of the Borrower, cash and/or a combination of cash and Equity Interests of the

2 Borrower (such amount of cash determined by reference to the price of the Borrower’s Equity Interests), and cash in lieu of fractional shares. 2.2 The definition of “Disqualified Equity Interests” in Section 1.01 of the Credit Agreement is hereby amended by inserting the following language immediately following the word “disability” where it appears therein at the end thereof: “; provided, further, that, Disqualified Equity Interests excludes any debt security that is convertible into, or exchangeable for, Equity Interests, including, without limitation, any Warrants”. 2.3 The definition of “Lenders” in Section 1.01 of the Credit Agreement is hereby amended by inserting the following language immediately following the words “Swingline Lender” where they appear therein at the end thereof: “and the Issuing Banks”. 2.4 Section 6.01(i) of the Credit Agreement is hereby amended by inserting the following language immediately following the words “event of default” where they appear therein at the end thereof: “except that, notwithstanding anything to the contrary in any Loan Document, (A) cash conversion payments on Convertible Notes, in an amount not to exceed the principal amount of such Convertible Notes, shall be permitted pursuant to this clause (z), and (B) with respect to Convertible Notes, customary offers to purchase upon a fundamental change (as defined in the indenture governing the Convertible Notes) shall be permitted pursuant to this clause (z)”. 2.5 Section 6.05 of the Credit Agreement is hereby amended by (1) deleting the word “and” where it appears therein before “(b)” and (2) inserting the following language immediately following the word “Subsidiary” where it appears therein at the end thereof: “and (c) Swap Agreements entered into involving, or settled by reference to, the Equity Interests of the Borrower or any Subsidiary”. 2.6 Section 6.06 of the Credit Agreement is hereby amended by replacing “(d)” where it appears therein with “(f)” and inserting the following language immediately following “Subsidiaries;” where it appears therein: “(d) the Borrower may make cash payments upon conversion in respect of the Convertible Notes up to the principal amount of the Convertible Notes; (e) the Borrower may enter into, deliver and perform its obligations under the Bond Hedge and any Warrants, including, without limitation, the respective use of proceeds and payment obligations thereof (including payment of the Bond Hedge premium) and deliveries upon exercise and settlement, cancellation or termination of any Warrants”. 2.7 Section 7.01(g) of the Credit Agreement is hereby amended by inserting the following language immediately after the words “such Indebtedness” where they appear therein at the end thereof: “provided, further, that this clause (g) shall not apply to (1) Indebtedness that is convertible into cash and/or Equity Interests and converts to cash and/or Equity Interests in accordance with its terms, including, without limitation, the conversion of the Convertible Notes into cash and/or Equity Interests or (2) any obligations as a result of early cancellation or termination under any warrants entitling the holder thereof to purchase or acquire Equity Interests of the Borrower

3 (including any Warrants) unless the payment or delivery obligations resulting from such early cancellation or termination are not made when due thereunder”. 2.8 Section 8.06 of the Credit Agreement is hereby amended by inserting the following language at the end thereof: “(c) (i) Each Lender hereby agrees that (x) if the Administrative Agent notifies such Lender that the Administrative Agent has determined in its sole discretion that any funds received by such Lender from the Administrative Agent or any of its Affiliates (whether as a payment, prepayment or repayment of principal, interest, fees or otherwise; individually and collectively, a “Payment”) were erroneously transmitted to such Lender (whether or not known to such Lender), and demands the return of such Payment (or a portion thereof), such Lender shall promptly, but in no event later than one Business Day thereafter, return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect, and (y) to the extent permitted by applicable law, such Lender shall not assert, and hereby waives, as to the Administrative Agent, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Payments received, including without limitation any defense based on “discharge for value” or any similar doctrine. A notice of the Administrative Agent to any Lender under this Section 8.06(c) shall be conclusive, absent manifest error. (ii) Each Lender hereby further agrees that if it receives a Payment from the Administrative Agent or any of its Affiliates (x) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by the Administrative Agent (or any of its Affiliates) with respect to such Payment (a “Payment Notice”) or (y) that was not preceded or accompanied by a Payment Notice, it shall be on notice, in each such case, that an error has been made with respect to such Payment. Each Lender agrees that, in each such case, or if it otherwise becomes aware a Payment (or portion thereof) may have been sent in error, such Lender shall promptly notify the Administrative Agent of such occurrence and, upon demand from the Administrative Agent, it shall promptly, but in no event later than one Business Day thereafter, return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. (iii) The Borrower and each other Loan Party hereby agrees that (x) in the event an erroneous Payment (or portion thereof) are not recovered from any Lender that has received such Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights of such Lender with respect to such amount and (y) an erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower or any other Loan Party, except, in each case, to the extent such erroneous Payment (or any portion thereof) is, and solely with respect to the amount of such erroneous Payment that is, comprised of funds of the Borrower or any other Loan Party.

4 (iv) Each party’s obligations under this Section 8.06(c) shall survive the resignation or replacement of the Administrative Agent or any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations under any Loan Document.”. 2.9 Section 9.03(b) of the Credit Agreement is hereby amended by (1) inserting romanette “(ii)” prior to the words “the performance” where they appear therein, (2) replacing romanette “(ii)” where it appears therein with “(iv)” and romanette “(iv)” where it appears therein with “(v)” and (3) inserting the following language following the word “hereby,” where it appears therein: “(iii) any action taken in connection with this Agreement, including, but not limited to, the payment of principal, interest and fees”. Section 3. Representations. The Borrower hereby represents and warrants that: 3.1 The execution, delivery and performance by the Borrower of this Amendment and the Amended Credit Agreement are within the Borrower’s corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official (except filings heretofore made and actions heretofore taken) and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the articles of incorporation or by-laws of the Borrower or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower or any of its Subsidiaries or result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries. 3.2 This Amendment and the Amended Credit Agreement constitute a valid and binding agreement of the Borrower, enforceable against the Borrower in accordance with their respective terms except as limited by (i) bankruptcy, insolvency or similar laws affecting creditors’ rights generally and (ii) equitable principles of general applicability. 3.3 All representations and warranties of the Borrower contained herein, in the Amended Credit Agreement or in the other Loan Documents are true and correct in all material respects (or if qualified as to materiality, or Material Adverse Effect, true and correct in all respects) with the same effect as though such representations and warranties had been made on and as of the Amendment Effective Date, except to the extent that such representations and warranties expressly relate to an earlier specified date or period, in which case such representations and warranties shall have been true and correct in all material respects (or, if qualified by “materiality,” “Material Adverse Effect” or similar language, in all respects (after giving effect to such qualification)) as of the Amendment Effective Date or, if such representation and warranty speaks as of an earlier date, as of such earlier date or for the respective period, as the case may be. 3.4 On the Amendment Effective Date, no Default or Event of Default shall exist immediately before or after giving effect to the effectiveness hereof. Section 4. Effectiveness. This Amendment shall be effective on the date (the “Amendment Effective Date”) on which each of the following conditions have been satisfied (or waived) in accordance with the terms therein: (a) this Amendment shall have been executed and delivered by the Borrower and Lenders party to the Credit Agreement constituting Required Lenders. (b) all reasonable and documented fees and out-of-pocket expenses required to be paid or reimbursed by the Borrower pursuant to Sections 9.03 of the Credit Agreement shall have been

5 paid or reimbursed by (or on behalf of) the Borrower in connection with the preparation, negotiation and execution of this Amendment. (c) the representations and warranties in Section 3 of this Amendment shall be true and correct. Section 5. Miscellaneous. 5.1 Each reference that is made in the Amended Credit Agreement or any Loan Document to the Credit Agreement shall hereafter be construed as a reference to the Credit Agreement, as amended hereby. Except as herein otherwise specifically provided, all provisions of the Credit Agreement shall remain in full force and effect and be unaffected hereby and this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the other terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. 5.2 This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record. 5.3 The Borrower (or its designee on its behalf) agrees to pay all reasonable and documented fees and out-of-pocket expenses required to be paid or reimbursed by the Borrower pursuant to Section 9.03 of the Credit Agreement or the Amended Credit Agreement in connection with the preparation, negotiation and execution of this Amendment. 5.4 This Amendment may not be amended, modified or waived except in accordance with the terms of the Amended Credit Agreement. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment, and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable. 5.5 This Amendment is specifically limited to the matters expressly set forth herein. This Amendment and all other instruments, agreements and documents executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the matters covered by this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto relating to the subject matter hereof or any other subject matter relating to the Amended Credit Agreement.

6 5.6 The provisions of Sections 9.09 and 9.10 of the Credit Agreement apply to this Amendment, mutatis mutandis. [Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the date first written above. BORROWER: PROGRESS SOFTWARE CORPORATION By: Name: Title: [Signature Page to Amendment to Credit Agreement (Progress Software Corporation)] DocuSign Envelope ID: FF75F8B4-4FBE-47C9-B300-4E8F4BAB8264 Chief Legal Officer Stephen Faberman

LENDERS: JPMORGAN CHASE BANK, N.A., as Agent and as a Lender By:_________________________________ Name: MARIA RIAZ Title: EXECUTIVE DIRECTOR [Signature Page to Amendment to Credit Agreement (Progress Software Corporation)]